SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 9, 2005

EDMONDS 6, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE		000-51060
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1808 South 1st Ave

Phoenix, Arizona 85003

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(602)254-9114

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 9, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement And Share Exchange (the “Agreement”) between the Company and Universal Fog, Inc. (“Universal Fog”), an Arizona corporation, and the shareholders of Universal Fog (“Shareholders”) (collectively Universal Fog and the shareholders of Universal Fog shall be known as the “Universal Fog Group”), the Company purchased all of the outstanding shares of Universal Fog for the issuance of 34,400,000 shares of the Company’s stock to the Universal Fog shareholders. Pursuant to the Agreement, Universal Fog became a wholly owned subsidiary of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on May 9, 2005. In accordance with the terms of the Agreement, the Company has filed an amendment with the State of Delaware to change its name to Universal Fog, Inc.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 9, 2005 pursuant to the Agreement, the Company purchased all of the outstanding shares of Universal Fog for the issuance of 34,400,000 shares of the Company’s stock to the Universal Fog shareholders. Pursuant to the Agreement, Universal Fog became a wholly owned subsidiary of the Company.

Universal Fog is the premier supplier of high pressure misting systems serving both the consumer and industrial markets in a variety of applications. Some of those applications include cooling and humidity control, dust suppression, odor control including ammonia, concrete curing, frost protection, sterilization of environments (anti-microbial applications), aesthetic applications, bird and pest control, cotton storage, produce refreshening and many others.

We believe that misting technology is in its infancy and Universal Fog occupies the high pressure misting market as a pure play. As numerous applications for the technology unfold, Universal Fog is just beginning to tap a small potential of the vast market opportunities available. The technology in essence lends itself to the dissolution and spreading of any liquid soluble agent into the surrounding air, not just water for cooling and humidity.

As Universal Fog is already a profitable business entity enjoying solid margins, the strategy employed moving forward will be one of focus on growing top line sales and maintaining or slightly compressing margins. This will allow Universal Fog to achieve economies of scale and scope that are not presently enjoyed and will build brand equity for Universal Fog which will in turn help sustain the Company for the long term. A competitive analysis reveals several market segments that have not been properly served which will allow Universal Fog to target unexploited territory in the evaporative cooling industry.

Universal Fog has many target markets including direct to consumer, industrial, and possibly to OEMs. Universal Fog's markets span many businesses and applications, thus making concentration and focus difficult. Due to this challenge, Universal Fog will need to create a diverse sales force that can address the specific challenges connected with each individual market.

Universal Fog enjoys many advantages in the High Pressure Misting market including its size, diverse product line, geographic location, brand name, close relationship with its customers and intellectual property, including US patents; 5441202 (Misting system with improved couplers) and 6772967 (Misting nozzle.)

The Universal Fog team will be led by Brian L. Hahn, PE, MBA and will be primarily supported by Tom Bontems in product development, operations, field installation and training. Additional leaders in sales, marketing, engineering, field installation, operations, accounting and global sourcing will eventually be added to the team through the use of this and other rounds of funding to allow Tom to focus on product development in the future. Our Board of Directors and management team includes specialists in the field of Finance, Management, Engineering, Intellectual Property, Real Estate Development and Building and High Pressure Misting systems.

The following sets forth the management for Universal Fog. These individuals will remain in their current positions as the management and directors for Universal Fog:

TOM A. BONTEMS, is the President and Chairman of the Board of Directors of Universal Fog, which was formed in 1996. Prior to 1996, Mr. Bontems was the President and Founder of Arizona Mist which was incorporated in 1989 and was built into a $5 million annual revenue business which was sold to Orbit Sprinklers. Mr. Bontems is a renowned expert in the field of misting, high pressure spray and water handling and nozzle technologies. He also hasexpertise in the fields of cotton production management, dairy cow, chicken, hog and horse management. Mr. Bontems founded Peek A Boo Bottoms with the granting of a patent in the field of apparel. Several other patents are held in the high pressure spray industry. Additional information about Tom's companies can be found at www.UniversalFog.com.

BRIAN L. HAHN, PE, MBA has signed a letter of intent with Universal Fog Misting Systems to assume a senior executive role within the organization and assume a seat on the Company's Board of Directors, (Appendix I). Brian received his B.S. in Mechanical Engineering from the University of Illinois at Chicago 1993, his professional Engineers License in Illinois in 1998 and his MBA from Kellogg Northwestern 2004 in Entrepreneurship, Innovation, Marketing, Finance and Management. Mr. Hahn has been engaged in consulting with several small and large firms and prior to Universal Fog was the Vice President of Engineering for CompX - Fort Lock (NYSE: CIX). In addition, Mr. Hahn founded Hahn Engineering in 1993 whereby he has worked with many small businesses to design, prototype and develop machinery and equipment for a variety of industries. Mr. Hahn also founded a website duediligencenet.com whereby he tracks small-cap stocks and communicates with hundreds of retail investors on a daily basis. Additional information about Mr. Hahn can be found at www.duediligencenet.com.

TERI FOSTER, is a Private Mortgage Banker at Wells Fargo Home Mortgage in Houston, Texas. Through Private Mortgage Banking, Mrs. Foster provides specialized services for individuals with substantial financial resources. She offers home financing options anywhere in the United States. Mrs. Foster maintains a limited number of alliances with real estate and financial professionals of the highest caliber. In so doing, she is able to cultivate mutually beneficial relationships that help to grow business in a very distinctive, upscale market. Mrs. Foster has three office locations in the Houston area. Over the last fifteen years, Mrs. Foster has worked in various roles in the financial/mortgage industry. These roles have included being a branch manager, underwriter, loan closer, credit officer, and a loan officer. Mrs. Foster is an active member of the following organizations: HAR (Houston Association of Realtors) and ABWA (American Business Women’s Association). Additional information about Mrs. Foster can be found at www.terifoster.com.

JACK C. ROBINSON, is an entrepreneur and current semi-retired owner of commercial property and a storage facility in Gilbert Arizona. He was the founder of RV Interiors in 1985, which develops slide out rooms for RV’s which Mr. Robinson sold in 2001. Mobile home manufacturing, sales, marketing and property development are Mr. Robinson’s forte. To that end he has held positions in industry ranging from Sales Representative to Ombudsman of the mobile home dealers to advisory board member to General Manager. In addition, he owned his own mobile home dealership which he expanded to 3 locations in the San Diego area and consequently sold. Mr. Robinson is very skilled in sales and marketing and has invoked the use of unusual promotional tactics to increase sales and has experience in TV and print advertising.

HALL E. EWING, MA, is the owner of C&P Marketing Inc., a wholesale computer business in Tempe, Arizona, as well as Ocean Cellular, a prepaid phone company. Mr. Ewing received a BS in Physical Education from Towson State University and an MA from the University of South Florida with ongoing post graduate work at the Arizona State University in Education Administration as well as at the Phoenix College for Business. Mr. Ewing has worked in such roles as teacher, high school administrator, leader of sales at Computerland of Arizona, and supporter of Special Olympics programs. Other information on Mr. Ewing can be found at the following web sites: www.c-pmarketing.com, www.justcallhall.com, www.oceanprepaid.com, and www.oceandocs.com.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On May 9, 2005, pursuant to the Agreement, the Company issued 34,400,000 shares of its common stock to the Universal Fog shareholders in exchange for the shares of Universal Fog. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the Universal Fog shareholders had the necessary investment intent as required by Section 4(2) since each shareholder agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial statements of the business acquired are to be provided with 71 days from the date hereof.

(b)	Pro Forma Financial Information.

Pro Forma financial statements of the business acquired are to be provided with 71 days from the date hereof.

(c) Exhibits.

2.1	Stock Purchase Agreement and Share Exchange dated as of May 9, 2005 between the Company and Universal Fog Inc and the shareholders of Universal Fog.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EDMONDS 6, INC.

By: /s/ Tom Bontems
Tom Bontems
President

Dated: May 11, 2005